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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 12, 1995
                       (DATE OF EARLIEST EVENT REPORTED)

                            GENETICS INSTITUTE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                  (STATE OR OTHER JURISDICTION OF INCORPORATION)

                 0-14587                                          04-2718435
        (COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)

             87 CAMBRIDGEPARK DRIVE, CAMBRIDGE, MASSACHUSETTS 02140
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

                                 (617) 876-1170
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

     The financial statements required to be filed herein, together with the required report of the independent public accountants, are contained in Schedule III to the Offer to Purchase dated September 13, 1995 filed as an exhibit to
Schedule 14D-1 filed by Genetics Institute, Inc. ("GI") and GI Acquisition Corp. on September 13, 1995, which pages are hereby incorporated by reference herein.

     (b) Pro Forma Financial Information.

                            Genetics Institute, Inc.
                   Unaudited Pro Forma Consolidated Condensed
                      Financial Statements -- Assumptions

     The following Unaudited Pro Forma Consolidated Condensed Balance Sheet as of September 30, 1995, and the Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1994 and nine months ended September 30, 1995 give effect to the Merger (as defined in the Form 8-K filed by GI on October 26, 1995) under the purchase method of accounting. The Unaudited Pro Forma Consolidated Condensed Financial Statements are based on the Historical Consolidated Financial Statements of GI and the Historical Financial Statements of SciGenics, Inc. ("SciGenics") and have been prepared under the assumptions set forth in the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements.

     The Unaudited Pro Forma Consolidated Condensed Balance Sheet assumes the Merger was consummated on September 30, 1995, and the Unaudited Pro Forma Consolidated Statements of Operations assume the Merger was consummated on January 1, 1994.

     For purposes of developing the Unaudited Pro Forma Consolidated Condensed Balance Sheet, SciGenics' assets and liabilities have been recorded at historical cost and all 2,090,909 of SciGenics' callable common shares are assumed to be acquired for $14.00 per share. As of December 7, 1995, GI had acquired 1,547,001 callable common shares of SciGenics for $14.00 per share and shareholders holding the remaining 543,908 shares had exercised statutory appraisal rights. The excess purchase price of approximately $24 million represents acquired research and, accordingly, has been shown as a reduction in consolidated shareholders' equity in the Unaudited Pro Forma Balance Sheet. This non-recurring charge for acquired research, which is expected to be recorded by GI in the fourth quarter of 1995, has not been reflected in the Unaudited Pro Forma Consolidated Statements of Operations. Adjustments may be made during the allocation period


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
based on a detailed review of the fair value of SciGenics' assets and liabilities as of the acquisition date.

     The Unaudited Pro Forma Consolidated Condensed Financial Statements may not be indicative of the financial position, or the results of operations that actually would have occurred, if the consummation of the Merger had occurred on the dates indicated or which may be achieved in the future.

     The Unaudited Pro Forma Consolidated Condensed Financial Statements should be read in conjunction with the Historical Consolidated Financial Statements and accompanying notes for GI and SciGenics.



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

                            GENETICS INSTITUTE, INC.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                      HISTORICAL
                                           ---------------------------------
                                              GENETICS                           PRO FORMA          PRO FORMA
                                           INSTITUTE, INC.   SCIGENICS, INC.   ADJUSTMENTS(1)      CONSOLIDATED
                                           ---------------   ---------------   --------------      ------------
Revenue
  Product sales..........................     $  61,350                                              $ 61,350
  Royalties..............................        38,692                                                38,692
  Collaborative research and
     development.........................        30,133                           $ (1,758)(A)         28,375
                                               --------                            -------           --------
          Total revenue..................       130,175                             (1,758)           128,417
Operating Expenses(2)
  Cost of sales..........................        31,140                                                31,140
  Research and development...............        90,448          $ 1,688            (1,688)(A)         90,448
  General and administrative.............        14,786            1,094               (70)(A)         15,476
                                                                                      (334)(B)
                                               --------          -------           -------           --------
          Total operating expenses.......       136,374            2,782            (2,092)           137,064
                                               --------          -------           -------           --------
Income (Loss) From Operations............        (6,199)          (2,782)              334             (8,647)
Other Income (Expense), Net
  Investment income......................        12,633              550              (916)(C)         12,267
  Income (loss) of affiliates, net.......           117                                                   117
  Other, net.............................        (2,865)                                               (2,865)
                                               --------          -------           -------           --------
          Total other income (expense),
            net..........................         9,885              550              (916)             9,519
                                               --------          -------           -------           --------
Income (Loss) Before Income Taxes........         3,686           (2,232)             (582)               872
Provision for Income Taxes...............                            222                                  222
                                               --------          -------           -------           --------
Net Income (Loss)........................     $   3,686          $(2,454)         $   (582)          $    650
                                               ========          =======           =======           ========
Net Income per Common Share
  Primary................................     $    0.14                                              $   0.02
                                               ========                                              ========
  Fully Diluted..........................     $    0.13                                              $   0.02
                                               ========                                              ========
Average Shares Outstanding
  Primary................................        27,225                                                27,225
                                               ========                                              ========
  Fully Diluted..........................        27,624                                                27,624
                                               ========                                              ========

     See Notes to Unaudited Pro Forma Consolidated Statements of Operations

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

                            GENETICS INSTITUTE, INC.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                  HISTORICAL
                                      -----------------------------------
                                         GENETICS                               PRO FORMA           PRO FORMA
                                      INSTITUTE, INC.     SCIGENICS, INC.     ADJUSTMENTS(1)       CONSOLIDATED
                                      ---------------     ---------------     --------------       ------------
Revenue
  Product sales.....................     $  43,482                                                   $ 43,482
  Royalties.........................        42,603                                                     42,603
  Collaborative research and
     development....................        44,795                               $ (2,611)(A)          42,184
                                          --------                                -------            --------
          Total revenue.............       130,880                                 (2,611)            128,269
Operating Expenses(2)
  Cost of sales.....................        28,369                                                     28,369
  Research and development..........       108,161            $ 2,497              (2,497)(A)         108,161
  General and administrative........        18,719                453                (114)(A)          18,563
                                                                                     (495)(B)
                                          --------            -------             -------            --------
          Total operating
            expenses................       155,249              2,950              (3,106)            155,093
                                          --------            -------             -------            --------
Income (Loss) From Operations.......       (24,369)            (2,950)                495             (26,824)
Other Income (Expense), Net
  Investment income.................        14,084                751              (1,221)(C)          13,614
  Income (loss) of affiliates,
     net............................        (5,308)                                                    (5,308)
  Other, net........................        (3,282)                                                    (3,282)
                                          --------            -------             -------            --------
          Total other income
            (expense), net..........         5,494                751              (1,221)              5,024
                                          --------            -------             -------            --------
Loss Before Income Taxes............       (18,875)            (2,199)               (726)            (21,800)
Provision for Income Taxes..........                              302                                     302
                                          --------            -------             -------            --------
Net Loss............................     $ (18,875)           $(2,501)           $   (726)           $(22,102)
                                          ========            =======             =======            ========
Net Loss per Common Share...........     $   (0.71)                                                  $  (0.84)
                                          ========                                                   ========
Average Shares Outstanding..........        26,440                                                     26,440
                                          ========                                                   ========

     See Notes to Unaudited Pro Forma Consolidated Statements of Operations

                            GENETICS INSTITUTE, INC.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                      AND THE YEAR ENDED DECEMBER 31, 1994

     1. The Unaudited Pro Forma Consolidated Statements of Operations have been prepared to reflect the Merger as if it occurred January 1, 1994 and may not be indicative of the results had the Merger occurred on January 1, 1994. The pro forma adjustments for the periods presented are described below:

          (A) Represents the elimination of research and development expenses and administrative services expenses charged by GI to SciGenics and recognized as collaborative research and development revenue by GI during the periods.

          (B) Represents the reversal of warrant amortization included in GI's Historical Consolidated Statements of Operations.

          (C) Represents the reduction in investment income due to the cash payment to SciGenics' shareholders, net of cash acquired, assuming an average rate of 5%. Assumes all 2,090,909 of SciGenics' callable common shares are acquired for $14.00 per share.

     2. A non-recurring charge for acquired research, which is expected to be recorded by GI in the fourth quarter of 1995, has not been reflected in the Unaudited Pro Forma Consolidated Statements of Operations.

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

                            GENETICS INSTITUTE, INC.

            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1995

                                 (IN THOUSANDS)

                                            GENETICS                              PRO FORMA         PRO FORMA
                                         INSTITUTE, INC.     SCIGENICS, INC.     ADJUSTMENTS       CONSOLIDATED
                                         ---------------     ---------------     -----------       ------------
ASSETS
  Cash and cash equivalents............     $  48,647            $ 5,279          $ (29,984)(A)      $ 23,942
  Marketable securities................       213,218              4,767                              217,985
  Accounts receivable..................        40,363                                   (49)(B)        40,314
  Inventories..........................        18,768                                                  18,768
  Other current assets.................         5,773                 80                                5,853
                                             --------            -------           --------          --------
          Total Current Assets.........       326,769             10,126            (30,033)          306,862
  Property, plant and equipment........       173,622                                                 173,622
     Less accumulated depreciation.....       (63,073)                                                (63,073)
                                             --------                                                --------
                                              110,549                                                 110,549
  Goodwill and other assets............         6,847                                (1,607)(C)         5,240
                                             --------            -------           --------          --------
          Total Assets.................     $ 444,165            $10,126          $ (31,640)         $422,651
                                             ========            =======           ========          ========
LIABILITIES
  Accounts payable.....................     $   9,726            $    49          $     (49)(B)      $  9,726
  Accrued expenses.....................        25,182              1,148                               26,330
  Deferred taxes.......................                            1,752                                1,752
                                             --------            -------           --------          --------
          Total Current Liabilities....        34,908              2,949                (49)           37,808
  Shareholders' equity.................       409,257              7,177             (7,177)(D)       384,843
                                                                                    (24,414)(E)
                                             --------            -------           --------          --------
          Total Liabilities and
            Shareholders' Equity.......     $ 444,165            $10,126          $ (31,640)         $422,651
                                             ========            =======           ========          ========

     See Notes to Unaudited Pro Forma Consolidated Condensed Balance Sheet.

                            GENETICS INSTITUTE, INC.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1995

     1. The Unaudited Pro Forma Consolidated Condensed Balance Sheet was prepared to reflect the Merger as if it had occurred on September 30, 1995 and may not be indicative of the actual financial position if the Merger had occurred on September 30, 1995. The pro forma adjustments for this presentation are described below:

          A) Represents payment of $14.00 per share by GI for all outstanding callable common shares (2,090,909 shares) of SciGenics and approximately $711,000 of merger related expenses incurred by GI. As of December 7, 1995, GI had acquired 1,547,001 callable common shares of SciGenics for $14.00 per share and shareholders holding the remaining 543,908 shares had exercised statutory appraisal rights. The merger related expenses estimated to be incurred by SciGenics have been included in the Historical Financial Statements as of September 30, 1995 and for the nine month period then ended.

          B) Represents the elimination of all receivables and payables between GI and SciGenics.

          C) Represents the write-off of the unamortized warrant value on GI's books at September 30, 1995.

          D) Represents the elimination of SciGenics' historical equity.

          E) Represents the preliminary estimate of the write-off of the excess purchase price over the historical cost of net assets acquired as of September 30, 1995. Adjustments may be made during the allocation period based on a detailed review of the fair value of SciGenics' assets and liabilities as of the acquisition date.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 21, 1995
                                          GENETICS INSTITUTE, INC.

                                          By:     /s/ Garen G. Bohlin
                                          --------------------------------------
                                          Name: Garen G. Bohlin
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer

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